SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                 AMENDMENT NO. 1
                                       TO
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 7, 2002

                                ----------------

                           FREESOFTWARECLUB.COM, INC.
             (Exact name of registrant as specified in its charter)

        DELAWARE                        000-25671            88-0414076
(State or other jurisdiction           (Commission           (IRS Employer
   of incorporation)                    File Number)         Identification No.)

                      600 Bancroft Way, Berkeley, CA 94710
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (510) 649-2920



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


      This amendment to the Current Report on Form 8-K originally dated March 26, 2002, is being filed in order to provide the audited financial information of 3608948 Canada Inc. dba Ideas and Associates ("Ideas") for the year ended December 31, 2001. All financial information for Ideas is expressed in Canadian Dollars ($CDN)

Item 7. Financial Statements and Exhibits

AUDITORS' REPORT TO THE SHAREHOLDERS

We have audited the balance sheet of 3608948 Canada Inc. as at December 31, 2001 and the statements of earnings and retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with Canadian generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the Company as at December 31, 2001 and the results of its operations and its cash flows for the year then ended in accordance with Canadian generally accepted accounting principles and also comply, in all material respects, with United States generally accepted accounting principles.


Chartered Accountants

/s/ KPMG

Montreal, Canada

March 1, 2002 (except as to note 10 which is as of March 31, 2002)


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3608948 CANADA INC.
Balance Sheet

December 31, 2001, with comparative figures for 2000
(in Canadian dollars)

                                                                   2001       2000
                                                                   ----       ----
Assets

Current assets:
     Cash                                                    $       --   $166,826
     Term deposits                                              152,344      1,643
     Accounts receivable                                        937,189    371,058
     Research and development tax credits receivable            714,333         --
     Advance receivable from shareholder, without interest      220,000         --
     Prepaid expenses                                             1,045      1,584
                                                             ----------   --------
                                                              2,024,911    541,111

Capital assets (note 2)                                         421,791    305,958

Future tax assets                                                38,500

                                                             ----------   --------
                                                             $2,485,202   $847,069
                                                             ==========   ========

Liabilities and Shareholders' Equity

Current liabilities:
     Bank indebtedness (note 3)                              $  931,597   $     --
     Accounts payable and accrued liabilities                   196,654    157,147
     Income taxes payable                                       172,934
     Current portion of long-term debt (note 4)                  50,000         --
                                                             ----------   --------
                                                              1,178,251    330,081

Long term debt (note 4)                                          81,250         --

Future tax liabilities                                               --     13,400

Shareholders' equity:
     Share capital (note 5)                                     156,000      1,000
     Retained earnings                                        1,069,701    502,588
                                                             ----------   --------
                                                              1,225,701    503,588
                                                             ==========   ========

Lease commitment (note 6)
Subsequent events (note 10)
                                                             ----------   --------
                                                             $2,485,202   $847,069
                                                             ==========   ========

See accompanying notes to financial statements.


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3608948 CANADA INC.
Statement of Earnings and Retained Earnings

Year ended December 31, 2001, with comparative figures for 2000
(in Canadian dollars)

                                                              2001          2000
                                                              ----          ----

Revenue                                                $ 5,122,481    $3,101,068
                                                       -----------    ----------

Research and development tax credits                       887,632            --
                                                       -----------    ----------
                                                         6,010,113     3,101,068

Expenses:
     Salaries and benefits                               3,916,086     1,551,391
     Advertising and marketing consultations               274,052        30,353
     Rent                                                  167,131        97,850
     Professional fees                                     142,657        44,125
     Travel and representation                             134,560        90,728
     Amortization                                          131,543        64,545
     Consulting fees                                       123,421            --
     Website development contracts                         122,160       238,641
     Placement agencies and recruting                       61,152       148,512
     Interest and bank charges                              47,244         3,547
     Office expenses                                        43,765        19,134
     Telecommunication                                      41,796        24,179
     Insurance                                              35,969         2,712
     Other expenses                                         19,600         5,722
     Internet access                                        16,948         3,042
     Taxes and license                                      15,502         6,622
     Car rental and expenses                                13,670        10,380
     Donations                                               6,469         1,800
     Bad debt                                                4,206       134,955
     Loss on devaluation of marketable securities               --         9,259
                                                       -----------    ----------
                                                         5,317,931     2,487,497
                                                       -----------    ----------
Earnings before income taxes                               692,182       613,571

Income taxes:
     Current                                               176,969       161,128
     Future                                                (51,900)       13,400
                                                       -----------    ----------
                                                           125,069       174,528
                                                       -----------    ----------
Net earnings                                               567,113       439,043

Retained earnings, beginning of year                       502,588        63,545

                                                       -----------    ----------
Retained earnings, end of year                         $ 1,069,701    $  502,588
                                                       ===========    ==========

Earnings per share                                     $      0.55    $     0.44
                                                       ===========    ==========

Weighted number of common shares outstanding             1,032,596     1,000,000
                                                       ===========    ==========

See accompanying notes to financial statements.


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3608948 CANADA INC.
Statement of Cash Flows

Year ended December 31, 2001, with comparative figures for 2000
(in Canadian dollars)

                                                              2001          2000
                                                              ----          ----

Cash flows from operating activities:
     Net earnings                                        $ 567,113    $ 439,043
     Adjustments for:
         Amortization                                      131,543       64,545
         Devaluation of marketable securities                9,259
         Future tax                                        (51,900)      13,400
     Changes in non-cash working capital:
         Accounts receivable                              (566,131)    (356,211)
         Accounts payable                                   39,507      103,195
         Income taxes payable                             (172,934)     188,989
         Prepaid expenses                                      539       (1,584)
         Tax credits receivable                           (714,333)          --
                                                         ---------    ---------
                                                          (766,596)     460,636

Cash flows from financing activities:
     Bank indebtedness                                     931,597           --
     Decrease in advance from a director                        --      (20,750)
     Advance receivable from a shareholder                (220,000)          --
     Long-term debt                                        150,000           --
     Repayment on long-term debt                           (18,750)          --
     Issue of share capital                                155,000           --
                                                         ---------    ---------
                                                           997,847      (20,750)

Cash flows from investing activities:
     Capital assets                                       (247,376)    (324,336)
     Term deposits                                         (50,701)     (10,902)
                                                         ---------    ---------
                                                          (298,077)    (335,238)
                                                         ---------    ---------
Net (decrease) increase in cash and cash equivalents
   during the year                                         (66,826)     104,648

Cash and cash equivalents, beginning of year               166,826       62,178

                                                         ---------    ---------
Cash and cash equivalents, end of year                   $ 100,000    $ 166,826
                                                         =========    =========

Additional information concerning cash flows:
     Interest paid                                       $  27,086    $   3,527
     Income taxes paid                                     169,834           --
                                                         ---------    ---------

Cash and cash equivalents comprise:
     Cash                                                $      --    $ 166,826
     Short-term deposits                                   100,000           --
                                                         ---------    ---------
                                                         $ 100,000    $ 166,826
                                                         =========    =========

See accompanying notes to financial statements.


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3608948 CANADA INC.
Notes to Financial Statements

Year ended December 31, 2001
(in Canadian dollars)

      The Company was incorporated on June 7, 1999 under the provisions of the Canada Business Corporations Act and its principal business activities comprise the design of web sites and information technology outsourcing and operates under the name of Ideas and Associates.

1.    Significant accounting policies:

      (a)   Basis of presentation:

            The Company's accounting policies are in accordance with accounting principles generally accepted in Canada ("Canadian GAAP") which are consistent with accounting principles generally accepted in the United States ("US GAAP") in all material respects. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following policies are considered to be significant.

      (b)   Capital assets:

            Capital assets are carried at cost. Amortization is provided using the following methods and annual rates:

            Asset                                              Method       Rate
            -----                                              ------       ----

            Office furniture and equipment          Declining balance        20%
            Computer hardware                       Declining balance        30%
            Computer software                       Declining balance        50%
            Leasehold improvements                      Straight-line        20%



      (c)   Marketable securities:

            Marketable securities are stated at the lower of cost and market value.

      (d)   Revenue recognition:

            Revenues are generated from service and maintenance contracts where revenue is recognized, as the services are provided in agreement with the contracts. The contracts do not provide any warranties, guarantees or rights of returns.


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


      (e)   Foreign exchange:

            Monetary assets and liabilities denominated in foreign currencies are translated at the year-end exchange rate in effect at the balance sheet date. Other balance sheet items and income and expenses are translated at the average rate of exchange prevailing at the respective transaction date. Gains or losses on foreign exchange are included in the determination of net income.

      (f)   Cash and cash equivalents:

            The Company considers deposits in banks, certificates of deposit and short-term investments with original maturities of three months or less as cash and cash equivalents.

      (g)   Earnings per share:

            Earnings per share was calculated based on the weighted average number of shares outstanding throughout the year. The Company has no dilutive instruments outstanding.

      (h)   Research and development costs:

            Research and development costs are expensed as incurred. Related government grants and tax incentives are recorded as other income in the period when reasonable assurance of realization is obtained.

      (i)   Income taxes:

            The Company uses the asset and liability method of accounting for income taxes. Under this method, future income taxes are recognized for the future tax consequences attributable to differences between the financial statement carrying values and their respective tax bases. Future tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on future tax assets and liabilities of a change in tax rates is included in income in the period that includes the enactment date.

      (j)   Use of estimates:

            The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

            #Significant areas requiring the use of estimates relate to the assessment of the useful lives of capital assets and assessing their net realizable values. The valuation of research and development tax credits also requires the use of estimates and assumptions. The receipt of these credits is dependent on the taxation authorities' review and acceptance of the eligibility of expenditures. Consequently, actual results could differ from those estimates.


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2.    Capital assets:

                                                              2001       2000
                                                              ----       ----
                                             Accumulated  Net book   Net book
                                   Cost     depreciation     value      value
                                   ----     ------------     -----      -----

      Office furniture and
        equipment                $134,590      $ 31,293   $103,297   $ 80,032
      Computer hardware           346,184       114,798    231,386    174,389
      Computer software           117,524        54,833     62,691     45,338
      Leasehold improvements       28,659         4,242     24,417      6,199
                                 --------      --------   --------   --------
                                 $626,957      $205,166   $421,791   $305,958
                                 ========      ========   ========   ========

3.    Bank indebtedness:

      The Company has at its disposal a revolving operating line of credit of $850,000. This credit bears interest at bank prime rate plus 1% and is secured by a first rank moveable hypothec on the universality of property and undertaking and by an assignment of term deposits. Borrowings under this credit are limited to eligible accounts receivable, inventories and tax credits.

      Under the loan agreement, the Company must comply with several restrictive covenants, which require to respect financial covenants. The loan agreement is negotiable annually.

4.    Long-term debt:

                                                                   2001     2000
                                                                   ----     ----

      Term loans, bearing interest at prime rate plus 1.25%,
      secured by computer hardware, payable in monthly
      capital instalments of $4,167, maturing in 2004          $131,250   $   --

      Current portion of long-term debt                          50,000       --
                                                               --------   ------
                                                               $ 81,250   $   --
                                                               ========   ======

      The instalments on long-term debt over the next years are as follows:

      2002                                                              $ 50,000
      2003                                                                50,000
      2004                                                                31,250
                                                                        --------
                                                                        $131,250
                                                                        ========


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5.    Share capital:

                                                                   2001     2000
                                                                   ----     ----

      Authorized in an unlimited number of:
         Class A common shares, voting, participating
         Class B common shares, non-voting
         Class C preferred shares, voting, redeemable
         Class D preferred shares, non-voting, retractable,
            preferential and non-cumulative dividend
         Class E preferred shares, non-voting, retractable, preferential and non-cumulative dividend, non-participating
         Class F preferred shares, non-voting, preferential and non-cumulative dividend, retractable, non-participating
         Class G preferred shares, non-voting, preferential and non-cumulative dividend

      Issued:
         1,103,707 Class A common shares (2000 - 1,000)       $ 156,000  $ 1,000
                                                              =========  =======

      During the year, the 1,000 Class A shares were converted into 1,000,000 Class A shares and the Company issued 54,769 Class A shares for a cash consideration of $146,000 along with 48,938 Class A shares to employees for a nil consideration.


6.    Lease commitment:

      Minimum annual payments under long-term operating lease for each of the four succeeding years are:

      2002                                                              $108,836
      2003                                                               108,836
      2004                                                               108,836
      2005                                                                59,365

7.    Financial instruments:

      (a)   Fair value of financial assets and financial liabilities:

            The carrying values of cash, marketable securities, accounts receivable, notes receivable, accounts payable and accrued liabilities, and advances from shareholders approximate their fair value due to the relatively short periods to maturity of these items or because they are receivable or payable on demand.

      (b)   Credit risk:

            The Company regularly monitors its credit risk exposure to its customers and takes steps to mitigate the risk of loss. The Company's extension of credit is based on an evaluation of each customer's financial condition.


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


8.    Income taxes:

      The income tax provision differs from the amounts computed by applying the combined federal and provincial income tax rate to loss before income taxes. Explanations and fiscal impacts of this difference are as follows:

                                                               2001        2000
                                                               ----        ----

      Earnings before income taxes                        $ 692,182   $ 613,571
      Combined federal and provincial statutory
         income tax rate                                       32.3%       32.3%
                                                          ---------   ---------
      Expected income tax                                   223,575     198,183

      Provincial exemption                                  (17,600)    (18,000)
      Research and development tax credits                  (88,256)         --
      Non-deductible items and others                         7,350      (5,655)
                                                          ---------   ---------
                                                          $ 125,069   $ 174,528
                                                          =========   =========

      The income tax effect of temporary differences that give rise to future tax assets and liabilities are as follows:

                                                               2001         2000
                                                               ----         ----

      Future tax assets:
      Research and development tax credits carryforward    $ 90,026    $     --

      Future tax liability:
      Difference between carrying value and tax value of
      capital assets and intangible assets                  (33,097)    (13,400)
      Difference between carrying value and tax value of
      research and development expenses                     (18,429)         --
                                                            -------     -------
                                                           $ 38,500    $(13,400)
                                                           ========    ========

      The Company has research and development expenditures in Canada available to reduce taxable income in the future. These expenditures are as follows:

                                                               2001         2000
                                                               ----         ----

      Federal                                              $     --   $       --
      Provincial                                            140,841           --
                                                           ========   ==========

9.    Segmented information:

      (a)   Geographic information:

            The Company operates in one business segment only, namely the design of web sites and information technology outsourcing.


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      Geographic sales are as follows:

                                                               2001         2000

      Canada                                             $   35,400   $       --
      United States of America                            5,087,081           --
                                                          ---------   ----------
                                                         $5,122,481   $       --
                                                         ==========   ==========

            Sales are attributed to geographic locations based on the location of the customer.

      (b)   Information about major customers:

            Three customers represented more than 10% each of total sales for 2001 and 2000.


10.   Subsequent events:

      (a)   Reverse takeover:

            On March 7, 2002, all of the issued and outstanding shares of the Company were acquired by a public company called Free Software Club.com Inc. by issuing 30,000,000 common shares to the shareholders of the Company. Upon completion of this transaction, the former shareholders of the Company held approximately 77% of the common shares of Free Software Club.com Inc.

            This business combination has been accounted for as a reverse takeover of Free Software Club.com Inc.

      (b) The Company acquired a private company, Digital Voice Technologies Inc., pursuant to the terms of a share purchase agreement dated March 28, 2002. The purchase price includes the issuance of common shares and US$300,000 in cash. The acquisition will be accounted for as a purchase.

      (c) On March 30, 2002, the Company purchased assets consisting of Software, Website and Seller's customer list for cash consideration of US$373,000 which will be reduced by the total amount owed to the Company and for the issuance of common shares, the number of which will depend on sales derived from the purchased assets.

11.   Comparative figures:

      Certain comparative figures have been reclassified to conform with the financial statement presentation adopted in the current year.

Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Freesoftwareclub.com, Inc.
                                              ---------------------------------
                                              (Registrant)

Date:  May 24, 2002                           /s/ Terence C. Byrne
                                              ----------------------------
                                              Terence C. Byrne, Chief Executive
                                                  Officer


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